SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2003

                                  E-Z-EM, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                   1-11479                                 11-1999504
          (Commission File Number)             (IRS Employer Identification No.)

1111 Marcus Avenue, Lake Success,  New York                  11042
  (Address of Principal Executive Offices)                 (Zip Code)

                                 (516) 333-8230
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

      Exhibit 99.1 Earnings release dated April 15, 2003 for the quarter and nine months ended March 1, 2003.

Item 9. Regulation FD Disclosure

      On April 15, 2003, E-Z-EM, Inc. announced its results of operations for the quarter and nine months ended March 1, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

      The information included in this Item 9 is being furnished pursuant to
      Item 12 of Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        E-Z-EM, Inc.
                                        ----------------------------------------
                                        (Registrant)


Dated: April 15, 2003                   By: /s/ Anthony A. Lombardo
                                            ------------------------------------
                                            Anthony A. Lombardo
                                            President and Chief Executive
                                            Officer


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                                  EXHIBIT INDEX

Number            Description

Exhibit 99.1 Earnings release dated April 15, 2003 for the quarter and nine months ended March 1, 2003.


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